FINANCIAL ASSETS AT FAIR VALUE THROUGH PROFIT OR LOSS	12 Months Ended
Dec. 31, 2017
Financial assets at fair value through profit or loss [abstract]
FINANCIAL ASSETS AT FAIR VALUE THROUGH PROFIT OR LOSS

NOTE 6 - FINANCIAL ASSETS AT FAIR VALUE THROUGH PROFIT OR LOSS

The Company holds financial assets at fair value through profit or loss. Those assets include bonds issued by the State of Israel and corporate bonds with a minimum of A rating by Israeli rating agencies. As of December 31, 2016 and 2017, the amount of the financial assets at fair value through profit or loss is approximately $ 1.9 million and $ 1.8 million, respectively.

Changes in the fair value of the financial assets at fair value through profit or loss are recorded in the statement of comprehensive loss as “Other gains, net”. The gain, net from changes in fair value through profit or loss amounted to $ 19 thousand, $ 34 thousand and $ 220 thousand in 2015, 2016 and 2017, respectively.